EXHIBIT DRAFT

                         UNDERWRITING AGREEMENT
                         SEC FILE NO. 333-11509

                             ND Holdings, Inc.

                             3,000,000 shares
                            No Par Common Stock
                          Best Efforts, No Minimum


xx, 1997



Financial Advantage Brokerage Services, Inc.
17 South Main (PO BOX 1934)
Minot, ND 58702

Gentlemen:

   ND Holdings, Inc., a North Dakota corporation (the "Company") hereby confirms its agreement with Financial Advantage Brokerage Services, Inc., a North Dakota corporation (the "Underwriter") regarding the participation by the Underwriter in the Public Offering (hereinafter defined), and agrees, as follows:

                           SECTION 1
                   Description of Securities

   1.01.   Public Offering.   The Company represents, covenants,
warrants, and agrees that its authorized, issued and outstanding capitalization, when the Public Offering of the Stock (hereinafter defined) contemplated hereby is permitted to commence and at the Closing Date (hereinafter defined), will be as set forth in the Registration Statement and related Prospectus (as such terms are hereinafter defined or described). The Company proposes to issue, and engages Underwriter to offer and sell to the public pursuant to the registration provision of the Securities Act of 1933, as amended (the "Act"), shares of the duly authorized no par value common stock of the Company on a "best efforts" basis for up to 2,546,419 shares for the account of the Company and also on a best efforts basis for the accounts of certain unaffiliated shareholders of the Company, up to 453,581 shares. A list of the selling shareholders and the number of shares to be offered by each such shareholder is attached hereto as Appendix I. There is no minimum number of shares required to be sold prior to the Company and Selling Shareholders receiving proceeds from the sale of the shares offered. The first 907,162 shares sold will be allocated equally between the Company's shares and the total selling shareholders shares (pro-rata as among the individual selling shareholders).
All shares sold in excess of 907,162 will be the for the account of the Company. The shares of Stock to be authorized, issued, offered and sold pursuant to the Public Offering contemplated by this Agreement shall be offered and sold at a price of {$3.50} per share on the terms hereinafter set forth.


                           SECTION 2
           Representations and Warranties of the Company

   In order to induce the Underwriter to enter into this Agreement, the Company hereby represents, warrants, and covenants to and agrees with the Underwriter as follows:

XX, 1997
Page 2

   2.01.   Registration Statement and Prospectus.   A Registration
Statement on Form S-1 with respect to the Stock, including the related Prospectus, copies of which have heretofore been delivered by the Company to the Underwriter, has been carefully prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and said Registration Statement has been filed with the Commission under the Act; one or more amendments to said Registration Statement, copies of which have heretofore been delivered to the Underwriter, has or have heretofore been filed; and the Company may file on or prior to the effective date additional amendments to said Registration Statement, including the final Prospectus. As used in this Agreement, the term "Registration Statement" refers to and means said Registration Statement and all amendments thereto, including the Prospectus, all exhibits and financial statements, when it becomes effective (the "Effective Date"); the term "Prospectus" refers to and means the Prospectus included in the Registration Statement on the Effective Date; and the term "Preliminary Prospectus" refers to and means any prospectus included in said Registration Statement before it becomes effective.

   2.02.   Accuracy of Registration Statement and Prospectus.   The
Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus with respect to the Stock, and each Preliminary Prospectus has conformed in all material respects with the requirements of the Act and the applicable Rules and Regulations of the Commission thereunder and has not included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading. On the Effective Date and on the Closing Date, the Registration Statement and Prospectus and any further amendments or supplements thereto will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed public offering of the Stock, and all statements of material fact contained in the Registration Statements and Prospectus will be true and correct, and neither the Registration Statement nor the Prospectus will include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Company does not make any representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon information furnished in writing on behalf of the Underwriter specifically for use therein.

   2.03.   Financial Statements.   The financial statements of the
Company, together with related schedules and notes as set forth in the Registration Statement and Prospectus, will present fairly the financial position and the results of the operation of the Company at the representative periods to which they apply; such financial statements have been prepared in accordance with generally accepted principles of accounting consistently applied throughout the periods concerned except as otherwise stated therein.

   2.04.   Independent Public Accountants.   Brady Martz &
Associates, P.C., Certified Public Accountants which has certified or shall certify certain of the financial statements filed or to be filed with the Commission as part of the Registration Statement and Prospectus and, as an expert, has reviewed certain other information of a financial or accounting nature contained in the Registration Statement and the Prospectus, are independent certified public accountants as required by law.

XX, 1997
Page 3


   2.05.   No Material Adverse Change.   Except as may be reflected
in or contemplated by the Registration Statement or the Prospectus, subsequent to the dates as of which information is given in the Registration Statement and Prospectus, and prior to the Closing Date, (i) there shall not be any material adverse change in the condition, financial or otherwise, of the Company or in its business taken as a whole; (ii) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company shall not have incurred any material obligation, contingent or otherwise, which are not disclosed in the Prospectus; (iv) there shall not have been nor will there be any change in the capital stock or long-term debt (except current payments) of the Company; and (v) the Company has not and will not have paid or declared any dividends or other distributions on its capital stock.

   2.06.   No Defaults.   The Company is not in default in the
performance of any obligation, agreement, or condition contained in any debenture, note or other evidence or indebtedness, or any indenture or loan agreement of the Company, other than as set forth in the Prospectus. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement, will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation, as amended, or bylaws of the Company, any note, indenture, mortgage, deed of trust, or other agreement or instrument to which the Company is a party or by which it or any of its property is bound, or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or its property. The consent, approval, authorization, or order of any court or governmental instrumentality, agency, or body is not required for the consummation of the transactions herein contemplated except such as may be required under the Act or under the blue sky or securities laws of any state or jurisdiction.

   2.07.   Incorporation and Standing.   The Company is and at the
Closing Date will be duly incorporated and validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with an authorized and outstanding capital stock as set forth in the Registration Statement and the Prospectus, and will full power and authority (corporate and other) to own its property and conduct its business, present and proposed, as described in the Registration Statement and Prospectus; the Company has full power and authority to enter into this Agreement; the Company owns, free and clear of any lien, charge, or encumbrance, all of the property and rights to property as set forth in the Registration Statement; and the Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualification.

   2.08.   Legality of Outstanding Stock.   The outstanding common
stock of the Company has been duly and validly authorized and issued, is fully paid and non-assessable, and will conform to all statements with regard thereto contained in the Registration Statement and Prospectus. Except as set forth in the Registration Statement, there are no outstanding options, warrants, or other rights to subscribe for, purchase, or receive shares of the Company's common stock or any other security convertible into common stock.

   2.09.   Legality of Stock.   The Stock has been duly and validly
authorized and when issued and validly issued, fully paid and non-assessable. The Stock, upon issuance, will not be subject to the preemptive rights of any shareholders of the Company. A sufficient number of shares of Stock have been reserved for issuance upon exercise with regard thereto in the Registration Statement and Prospectus.

   2.10.   Prior Sales.   No securities of the Company have been
sold by the Company or by, or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company within three years prior to the date hereof, except as set out in the Registration Statement.

XX, 1997
Page 4


   2.11.   Litigation.   Except as set forth in the Registration
Statement and Prospectus, there is, and at the Closing Date there will be, no action, writ, or proceeding before any court or governmental agency, authority or body pending or to the knowledge of the Company, threatened, which might result in judgments against the Company not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company, or would materially affect the properties or assets of the Company.

   2.12.   Common Stock.   Upon delivery of and payment for the no
par Common Stock to be sold by the Company as set forth in Section
1.01 of this Agreement, the purchasers will receive good and marketable title thereto, free and clear of all liens, encumbrances, charges, and claims whatsoever; and the Company will have on the Effective Date and at the time of delivery of such Common Stock full legal right and power and all authorization and approval required by law to sell, transfer, and deliver such Common Stock in the manner provided hereunder.

   2.13.   Finder.   The Company and the Underwriter represent to
each other that no person has acted as a finder in connection with the transactions contemplated herein and each will indemnify the other party with respect to any claim for finder's fees in connection herewith.

   2.14.   Exhibits.   There are no contracts or other documents
which are required to be filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations which have not been so filed and each contract to which the Company is a party and to which reference is made in the Prospectus has been duly and validly executed, and is in full force and effect in all material respects in accordance with its terms, and none of such contracts has been assigned by the Company; and the Company knows of no present situation or condition of fact which would prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts.

   2.15.   Tax Returns.   The Company has filed all federal and
state returns which are to be filed, and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been set up to cover any such unpaid taxes.

   2.16.   Property.   Except as otherwise set forth in or
contemplated by the Registration Statement and Prospectus, the Company has good title, free and clear of all liens, encumbrances, and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Registration Statement and the Prospectus as being owned by the Company, subject only to such exceptions as are not material and do not adversely affect the present or prospective business of the Company.

   2.17.   Authority.   The execution and delivery by the Company
of this Agreement has been duly authorized by all necessary corporate action and this contract is the valid, binding, and legally enforceable obligation of the Company.

XX, 1997
Page 5
                             SECTION 3
               Issue, Sale and Delivery of the Stock

   3.01.01. The Company hereby appoints the Underwriter as its exclusive agent for a period of 90 days from the Effective Date, which period may be extended for not more than an additional 90 days upon the mutual agreement of the Underwriter and the Company, to sell the Stock of the Company on a "best efforts" basis for 3,000,000 shares of Stock to the public at an offering price of {$3.50} per share. The Underwriter, on the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, accepts such appointment and agrees to use its best efforts to find purchasers for the Stock. "Best efforts" as used in this Agreement in connection with the Underwriter shall mean that effort which would be employed by a reasonably diligent broker-dealer in the position of the Underwriter. The price at which the Underwriter shall sell the Stock to the public, as agent for the Company, shall be {$3.50} per share, and the Company shall pay the Underwriter a commission of eight percent (8%) of the offering price for each share.

   3.01.02 There is no agreement to provide underwriter shares or warrants to the Underwriter.

   3.01.03. Engraved certificates in such form that they can be negotiated by the purchasers thereof (issued in such denominations and in such names as the Underwriter may direct the transfer agent to issue) for the Stock shall be made available by the Company to the Underwriter for checking and packaging at the offices of the transfer agent at least two full business days prior to the initial Closing Date, it being understood that the directions from the Underwriter to the transfer agent shall be given at least three full business days prior to the initial Closing Date.

   3.01.04. During the period of the offering contemplated hereby, payment for Stock shall be in clearing house funds, and the Underwriter and selected dealers shall request that all checks and other orders in payment for the Stock be made payable to the order of ND Holdings, Inc., Escrow Account, First Western Bank and Trust. Such checks and orders shall be transmitted by the Underwriter and selected dealers to the Escrow Account at First Western Bank and Trust, Minot, North Dakota by noon of the next business day following receipt.

   3.01.05. The time and date of delivery and payment hereunder are herein called the "Closing Date" and shall take place at the office of the Company on such dates and after such times as will be fixed by notice in writing to be given by the Underwriter to the Company. The Closing Dates and places may be changed by the agreement of the Underwriter and the Company.

   3.01.06. The certificates so delivered for the Stock shall be registered in the names of the purchasers thereof for the number of shares purchased by each, as may be required by the Underwriter in the notice.

   3.02. The Company shall reimburse the Underwriter for its expenses in an amount equal to two percent (2%) of the total proceeds realized from the sale of the Stock in the offering, which non-accountable sum shall include the fees of the Underwriter's counsel, but shall not include the following; NASD filing fees; printing, and any and all other expenses customarily paid by the issuer in a public offering. There has been no deposit or retainer paid to the Underwriter.

   3.03. The parties hereto respectively covenant that as of the Closing Date the representations and warranties herein contained and the statements contained in all the certificates theretofore or simultaneously delivered by any party to another, pursuant to this Agreement, shall in all respects be true and correct.

   3.04. The Underwriter covenants that, reasonably promptly after the Closing Date, it will supply the Company with all information required from the Underwriter for the completion of Form SR and such additional information as the Company may reasonably request to be supplied to the securities commissions of such states in which the Stock has been qualified for sale.

XX, 1997
Page 6


                             SECTION 4
          Offering of the Stock on Behalf of the Company

   4.01. In offering the Stock for sale, the Underwriter shall offer it solely as an agent for the Company, and such offer shall be made upon the terms and subject to the conditions set forth in the Registration Statement and Prospectus. The Underwriter shall commence making such offer as an agent for the Company as soon after the Effective Date as it may deem advisable; provided, however, that if the Underwriter does not commence such offering within three business days after the effective date, it shall so advise the Company and the Commission.

   4.02. The Underwriter may invite registered dealers selected by it("Participating Dealers") to offer and sell the shares for the account of the Company pursuant to a form of Selected Dealers Agreement, pursuant to which the Underwriter may allow such concession (out of its underwriting commission) as it may determine, within the limits set forth in the Registration Statement and Prospectus, and all such sales by Participating Dealers shall be as agents for the accounts of their customers.

   4.03. On each sale by the Underwriter of any of the Stock by Participating Dealers, the Underwriter shall require the Participating Dealer offering any Stock to agree to offer the shares on the terms and conditions of the offering set forth in the Registration Statement and Prospectus.

                             SECTION 5
               Registration Statement and Prospectus

   5.01. Immediately upon the effectiveness of this Offering, the Company shall deliver to the Underwriter without charge two (2) signed copies of the Registration Statement, including all financial statements and exhibits filed therewith and any amendments or supplements thereto, and shall deliver without charge to the Underwriter nine (9) conformed copies of the Registration Statement and any amendment or supplement thereto, including such financial statements and exhibits, along with the required N.A.S.D. filing fee check. The signed copies of the Registration Statement so furnished to the Underwriter will include signed copies of any and all consents and certificates of the independent public accountant certifying to the financial statements included in the Registration Statement and Prospectus and signed copies of any and all consents and certificates of any other persons whose profession gives authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified, or reviewed any part thereof.

   5.02. The Company will deliver to the Underwriter, without charge, prior to the Effective Date as many copies of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by the Commission's Rule 433 (b) as may be reasonably required by the Underwriter. The Company consents to the use of such documents by the Underwriter and by dealers prior to the Effective Date.

   5.03. The Company will procure, at its expense, as many printed copies of the Prospectus as the Underwriter may reasonably require for the purposes contemplated by this Agreement and shall deliver said printed copies of the Prospectus to the Underwriter within two (2) business days after the Effective Date.

XX, 1997
Page 7


   5.04. If during such period of time as in the opinion of the Underwriter or its counsel a Prospectus relating to this financial is required to be delivered under the Act, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if its is necessary at any time after the effective date of the Registration Statement to amend or supplement the Prospectus to comply with the Act, the Company will forthwith notify the Underwriter thereof and prepare and file with the Commission such further amendment to the Registration Statement or supplemented or amended Prospectus as may be required and furnish and deliver to the Underwriter and to others whose names and addresses are designated by the Underwriter, all at the cost of the Company, a reasonable number of copies of the amended or supplemented Prospectus which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchase or prospective purchaser, and which will comply in all respects with the Act, and, in the event the Underwriter is required to deliver a Prospectus 90 days or more after the date of the public offering, will, upon request, prepare promptly such Prospectus or Prospectus as may be necessary to permit compliance with the requirements of Section 10 of the Act.

   5.05. The Company authorizes the Underwriter and the Participating Dealers, if any, in connection with the distribution of the Stock and all dealers to whom any of the Stock may be sold by the Underwriter or by any Participating Dealer, to use the Prospectus as from time to time amended or supplemented, in connection with the offering and sale of the Stock and in accordance with the applicable provisions of the Act, the applicable Rules and Regulations and applicable state blue sky or securities laws.

                           SECTION 6
                     Covenants of the Company

   The Company covenants and agrees with the Underwriter that:

   6.01. After the date hereof, the Company will not at any time, whether before or after the Effective Date, file any amendment or supplement to the Registration Statement or Prospectus, which amendment or supplement the Underwriter shall not previously have been advised and furnished with a copy a reasonable time prior to the proposed filing thereof, or which the Underwriter or counsel for the Underwriter shall have reasonably objected to in writing on the ground that it is not in compliance with the Act or the Rules and Regulations.

   6.02. The Company will use its best efforts to cause the Registration Statement, and any post-effective amendment subsequently filed, to become effective as promptly as reasonably practicable and will promptly advise the Underwriter, and will confirm such advice in writing, (i) when the Registration Statement shall have become effective and when any amendment thereto shall have become effective and when any amendment of or supplement to the Prospectus shall be filed with the Commission, (ii) when the Commission shall make a request or suggestion for any amendment to the Registration Statement or the Prospectus or for additional information and the nature and substance thereof, (iii) of the issuance by the Commission of an order suspending the effectiveness of the Registration Statement pursuant to Section 8 of the Act or of the initiation of the any proceedings for that purpose, (iv) of the happening of any event which in the judgment of the Company makes any material statement in the Registration Statement or Prospectus untrue or which requires the making of any changes in the Registration Statement or Prospectus in order to make the statements therein not misleading, and (v) of the refusal to qualify or the suspension of the qualification of the Stock for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes. The Company will use every reasonable effort to prevent the issuance of any such order or of any order preventing or suspending such use, to prevent any such refusal to qualify or any such suspension, and to obtain as soon as possible a lifting of any such order, the reversal of any such refusal, and the termination of any such suspension.

XX, 1997
Page 8


   6.03. The Company will prepare and file promptly with the Commission, upon request of the Underwriter, such amendments or supplements to the Registration Statement or Prospectus, in form satisfactory to the counsel to the Company, as in the opinion of counsel to the Underwriter may be necessary or advisable in connection with the offering or distribution of the Stock and will use its best efforts to cause the same to become effective as promptly as possible.

   6.04. The Company will, when and as requested by the Underwriter, qualify the Stock or such part thereof as the Underwriter may determine for sale under the so-called blue sky laws of North Dakota and will use its best efforts to qualify the Stock or such part thereof as the Underwriter may determine for sale under the so-called blue sky laws of such other states as may be selected by mutual agreement between the Company and the Underwriter, and to continue such qualification in effect so long as required for the purposes of the distribution of the Stock. All filings with regard to Blue Sky Registration will be completed by the Company's attorneys at the expense of the Company. At the cost of the Company, the attorneys for the Company shall prepare for and deliver to the Underwriter a "Blue Sky Memorandum" describing and opinioning upon the states in which effective registration and qualification for sale has taken place.

   6.05. The Company at its own expense will prepare and give and will continue to give such financial statements and other information to and as may be required by the Commission, or the proper public bodies of the states in which the Stock may be qualified.

   6.06. During the period of five years following the Closing Date, the Company will deliver to the Underwriter copies of each annual report of the Company, and will deliver to the Underwriter:
(i) within 90 days after the close of each fiscal year of the Company, a financial report of the Company and its subsidiaries, if any, on a consolidated basis, and a similar financial report of all unconsolidated subsidiaries, if any, all such reports to include a balance sheet as of the end of the preceding fiscal year, an income statement, a statement of changes in financial condition, and an analysis of surplus covering such fiscal year, and all to be reasonable detail and certified by independent public accountants who may, however, be the regularly employed independent public accountants of the Company; (ii) within 45 days after the end of each quarterly fiscal period of the Company other than the last quarterly fiscal period in any fiscal year, copies of the consolidated income statement, statement of changes in financial condition for that period, and the balance sheet as of the end that period of the Company, and its subsidiaries, if any, and the income statement, statement of changes in financial condition, and the balance sheet of each unconsolidated subsidiary, if any, of the Company for that period, all subject to year-end adjustment, certified by the principal financial or accounting officer of the Company; (iii) copies of all other statements, documents, or other information which the Company shall mail or otherwise make available to any class of its security holders, or shall file with Commission; and (iv) upon request in writing from the Underwriter, such other information as may reasonably be requested with reference to the property, business and affairs of the Company and its subsidiaries, if any.

   If the Company shall fail to furnish the Underwriter with financial statements as herein provided, within the times specified herein, the Underwriter shall have the right to have such financial statements prepared by independent public accountants of its own choosing and the Company agrees to furnish such independent public accountants such data and assistance and access to such records as they may reasonably require to enable them to prepare such statements and to pay their reasonable fees and expenses in preparing the same.

XX, 1997
Page 9

   6.07. The Company will pay, whether or not the transactions contemplated hereunder are consummated or this Agreement is prevented from becoming effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Stock and its issue and delivery to the Underwriter, any original issue taxes in connection therewith, all transfer taxes, if any, incident to the initial sale of the Stock to the public, the fees and expenses of the Company's counsel and accountants, the costs and expenses incident to the preparation, printing, copying and filing under the Act and with the National Association of Securities Dealers, Inc. of the Registration Statement, any Preliminary Prospectus, and the Prospectus and any amendments or supplements thereto, the cost of preparing and filing all exhibits to the Registration Statement, this Agreement, the Participating Dealer's Agreement, and the Blue Sky Memorandum, the cost of printing and furnishing to the Underwriter copies of the Registration Statement, copies of the Prospectus, and all other documents or agreements related to this offering, and the cost of qualifying the Stock under the state securities or blue sky laws as provided in Section 6.04 herein including filing fees.

   6.08. The Company will, as promptly as possible after each annual fiscal period, render and distribute reports to its shareholders which will include audited statement of its operations and changes of financial position during such period and its balance sheet as of the end of such period.

   6.09. The Company will make generally available to its security holders and will deliver to the Underwriter, as soon as practicable, but in no event later than the first day of the fifteenth full calendar month following the Effective Date of the Registration Statement, an earnings statement (which need not be audited but which will satisfy the provisions of Section 11 (a) of the Act) covering a period of at least 12 months beginning after the Effective Date.

   6.10. Within the time during which the Prospectus is required to be delivered under the Act, the Company will comply, at its own expense, with all requirements imposed upon it by the Act, as now or hereafter amended, by the Rules and Regulations, as from time to time may be in force, and by any order of the Commission, so far as necessary to permit the continuance of sales or dealings in the Stock.

   6.11. The Company will apply the net proceeds from the sale of the Stock in the manner set forth in the Registration Statement and Prospectus.

   6.12. The Company will cause its transfer agent to provide the Underwriter, for its confidential use, at the Company's expense, copies of its daily transfer sheets and a final list of shareholders through the date of the closing date of the offering.

   6.13. The Company will deliver to the Underwriter true and correct copies of the articles of incorporation of the Company and all amendments thereto, all such copies to be certified by the Secretary of State of North Dakota; true and correct copies of the bylaws of the Company and of the minutes of all meetings of the directors and shareholders of the Company held prior to the Closing Date which in any way relate to the subject matter of this Agreement; and true and correct copies of all material contracts to which the Company is a party, other than contracts for sale of products or services in the normal course of business.

   6.14. Prior to the Closing Date, the Company will cooperate with the Underwriter in such investigation as it may make or cause to be made of all the properties, business and operations of the Company in connection with the purchase and public offering of the Stock, and the Company will make available to the Underwriter in connection therewith such information in its possession as the Underwriter or its counsel may reasonably request.

   6.15. No offering, sale, or other disposition of any Stock or common stock of the Company or any security convertible into Stock or common stock of the Company will be made within 12 months after the Effective Date, directly or indirectly, by the Company, other than sales made hereunder or with the Underwriter's consent or except pursuant to warrants outstanding as of the date hereof.

XX, 1997
Page 10


   6.16. The Company has appointed ND Resources, Inc. Minot, North Dakota, as Transfer Agent for the Stock subject to the Closing. The Company will not change or terminate such appointment without first obtaining the written consent of the Underwriter, which consent shall not be unreasonably withheld. The Company has also obtained a CUSIP number for its Stock.

   6.17. The Company will use all reasonable efforts to comply or cause to be complied with the conditions precedent to the several obligations of the Underwriter specified in the Agreement.

   6.18. The Company agrees to file with the Commission all required reports on Form SR in accordance with the provisions of Rule 463 promulgated under the Act and to provide a copy of such reports to the Underwriter and its counsel.

   6.19. The Company understands and agrees that all proposed advertising for the offering will be made available to the Underwriter at least 21 days prior to use for purposes of filing with the NASD and shall not be used without the approval of the Underwriter.

   6.20. The Company states that it has registered the class of equity securities of which the Stock is a part under the Securities and Exchange Act of 1934 by filing with the Securities and Exchange Commission a registration statement (and such copies thereof as the Commission required) with respect to such security, containing such information and documents as the Commission required in an application to register a security pursuant to subsection (g) of Section 12 of the Securities Exchange Act of 1934, as amended. For a period of five (5) years after the Effective Date, the Company shall maintain its registration under the Securities Exchange Act of 1934 of the Class of equity securities of which the Stock is a part.

   6.21. The Company shall provide the Underwriter and its counsel, within 90 days after the Closing, at the Company's sole expense, one bound volume each of closing and all other documents related to this Offering.

   6.22. The Company will advise the Underwriter immediately and confirm in writing the receipt by the Company of notice of the initiation or threat of any action, proceeding, or investigation to which it or its property is subject in a court of competent jurisdiction, or before the Securities and Exchange Commission, any state securities commission, or any other federal or state regulatory agency. The Company will not acquiesce in any such action, proceeding, or investigation, or consent to the entry of any orders therein, without the Underwriter's prior written approval.

   6.23. The Company shall promptly prepare and file with the Commission, from time to time, such reports as may be required to be filed by the Act, the Exchange Act and the rules and regulations of the Commission promulgated thereunder.

   6.24. The Company shall make application and take all necessary and appropriate actions for listing in Standard and Poor's Corporation Reports within 30 days following the closing date of the offering. If at any time in the three (3) years subsequent to the effective date the Company shall be capable of qualifying for NASDAQ listing, it shall promptly apply for such listing.

XX, 1997
Page 11


   6.25. No officer and/or director of the Company (including any persons serving in such capacities as officers or directors as of the date of this Agreement through the effective date or during any segment of the 90-day period beginning on the date the Registration Statement becomes effective) without the Underwriter's written consent shall offer for sale or sell, directly or indirectly, except to other officers or directors, any stock owned by such person on the date of this Agreement until at least six months after the Effective Date. The Company shall deliver to the Underwriter the undertakings, satisfactory to the Underwriter, as of the date of this Agreement, of all such persons. All certificates evidencing such shares will be stamped at closing with an appropriate restrictive legend and the Company will cause the transfer agent to note such restriction on the transfer books and records of the Company.

   The Company states that no securities of the Company have been issued, and at the effective date of the offering, no securities will have been issued to employees or other persons pursuant to the exemption provided by Section 230.701 of the Securities Act of 1933 which could qualify for resale pursuant to Section 230.701 of the Securities Act of 1933. The Company further agrees that no securities of the Company will be issued to employees or other persons under the exemption provided by Section 230.701 or which could qualify for resale under Section 230.701(c)(3) for a period of two (2) years from the closing date of the offering.

   6.26. The Company shall employ the service of a financial public relations expert or firm reasonably acceptable to the Underwriter for a period of no less than one (1) year from the Closing Date of the Public Offering.

   6.27. If upon termination for any reason other than completion of the offering, the Underwriter has incurred actual expenses in excess of the deposit described in Section 3.02 hereof the Underwriter shall be entitled to retain such deposit amount, and in addition, the Company shall be liable to the Underwriter, immediately upon such termination, for all expenses incurred in connection with the Underwriting and Public Offering by the Underwriter in excess of such deposit amount. Expenses incurred by the Underwriter in connection with the Underwriting and Public Offering include, but are not limited to, due diligence investigation, fees of Underwriter's counsel, fees paid to experts as review or investigative consultants, costs advanced on behalf of the Company, escrow fees, escrow charges, travel, postage, long distance phone, promotional costs, and expenses incurred related to the efforts made to establish a selling group.

                             SECTION 7
                    Effectiveness of Agreement

   This Agreement shall become effective (i) at 10:00, Minot time, on the first full business day after the Effective Date, or (ii) upon release by the Underwriter of the Stock for offering after the Effective Date, whichever shall first occur. The time of the release by the Underwriter of the Stock for offering, for the purposes of this Section 7, shall mean the time of the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Stock, or the time of the first mailing of copies of the Prospectus relating to the Stock, which are subsequently delivered, whichever shall first occur. The Underwriter agrees to notify the Company immediately after the Underwriter shall have taken any action, by release or otherwise, whereby this Agreement shall have become effective. This Agreement shall, nevertheless, become effective at such time earlier than the time specified above, after the Effective Date, as the Underwriter may determine by notice to the Company. Nothing in this paragraph shall be construed to limit the obligations or liabilities or any party prior to or in absence of the effectiveness described above.

XX, 1997
Page 12

                             SECTION 8
            Conditions of the Underwriter's Obligations

   The Underwriter's obligations to act as agent of the Company hereunder and to find purchasers for the Stock and to make payment to the Company hereunder on the Closing Date shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

   8.01. On or prior to the Closing Date, no order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission or be pending; any request for additional information on the part of the Commission (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission; and neither the Registration Statement or the Prospectus nor any amendment thereto shall have been filed to which counsel to the Underwriter shall have reasonably objected in writing or have not given their consent.

   8.02. The Underwriter shall not have disclosed in writing to the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel to the Underwriter, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

   8.03. Between the date hereof and the Closing Date, the Company shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause, of such character as it materially adversely affects its business or property considered as an entity, whether or not such loss is covered by insurance.

   8.04. Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company and there shall be no proceeding instituted or threatened against the Company before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding would materially adversely affect the business, franchises, licenses, operations, financial condition or income of the Company considered as a whole.

   8.05. Except as contemplated herein or as set forth in the Registration Statement and Prospectus, during the period subsequent to the date of the last audited balance sheet included in the Registration Statement and prior to the Closing Date, the Company
(A) shall have conducted its business in the usual and ordinary manner as the same was being conducted on the date of the most recent balance sheet included in the Registration Statement, and
(B) except in the ordinary course of its business, shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any of its assets, or entered into any material transaction or suffered or experienced any substantially adverse change in its condition, financial or otherwise. At the Closing Date, the capital stock and surplus accounts of the Company shall be substantially the same as at the date of the most recent balance sheet included in the Registration Statement, without considering the proceeds from the sale of the Stock, other than as may be set forth in the Prospectus. The shares of the Stock offered and sold to the public shall represent 23.9% of the total shares of the Company's outstanding Stock if the maximum number of shares are sold.

   8.06. The authorization of the Stock, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to counsel to the Underwriter, and the Company shall have furnished such counsel such documents as they may have requested to enable them to pass upon the matter referred to in this subparagraph.

   8.07. The Company shall have furnished to the Underwriter the opinion, dated the Closing Date, addressed to the Underwriter, of Gordon Dihle, Esq., counsel to the Company, to the effect that:

XX, 1997
Page 13


   (i) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of North Dakota, with full corporate power and authority to own and operate its properties and to carry on its business as set forth in the Registration Statement and Prospectus.

  (ii) The Company is duly qualified and licensed to transact business in each state or other jurisdiction in which the Company transacts business and by each governmental authority by which the Company is required to be licensed.

 (iii) The Company has an authorized and outstanding capitalization as set forth in the Registration Statement and Prospectus;
         the Stock, and the outstanding common stock of the Company conform to the statements concerning them in the Registration Statement and Prospectus; the outstanding common stock of the Company has been duly and validly issued and is fully paid and non-assessable and contains no preemptive rights; except as set forth in the Registration Statement and Prospectus, there are no outstanding options, warrants, or other rights to subscribe for purchase, or receive shares of the Company's common stock or securities convertible into common stock; the Stock has been duly and validly authorized and, upon issuance thereof and payment therefore in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances, equities and claims whatsoever and will not be subject to the preemptive rights of any shareholder of the Company.

  (iv) No consents, approvals, authorizations or orders or agencies, officers of other regulatory authorities are necessary for the valid authorization, issue or sale of the Stock hereunder, except as required under the Act, or the blue sky or other state securities laws.

   (v) The issuance and sale of the Stock and the consummation of the transactions herein contemplated and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, the articles of incorporation, or bylaws of the Company, or any note, indenture, mortgage, deed of trust, or other agreement or instrument known to such counsel to which the Company is a party or by which the Company or any of its property is bound or any existing law, order, rule, regulation, writ, injunction, or decree known to such counsel of any government, governmental instrumentality, agency, body, arbitration tribunal, or court, domestic or foreign, having jurisdiction over the Company or its property.

  (vi) The Registration Statement has become effective under the Act and, to the best of the knowledge of such counsel, no order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Act, and the Registration Statement and Prospectus, and each amendment and supplement thereto, comply as to form in all material respects with the requirement of the Act and the Rules and Regulations thereunder (except that no opinion need be expressed as to financial statements and financial data contained in the Registration Statement and Prospectus), and such counsel have no reason to believe that either the Registration Statement or the Prospectus or any such amendment or supplement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and such counsel is familiar with all contracts referred to in the Registration Statement or Prospectus and such contracts are sufficiently summarized or disclosed therein or filed therewith, and such counsel does not know of any legal or governmental proceedings pending or threatened to which the Company is subject of such a character required to be disclosed in the Registration Statement or the Prospectus which are not disclosed and properly described therein.

XX, 1997
Page 14


 (vii) This Agreement has been duly authorized and executed by the Company and is a valid and binding agreement of the Company.

(viii) The Company has good and valid title to all of the real property described in the Registration Statement as owned by the Company, free and clear of all security interests, mortgages, liens, and encumbrances, except as may be specifically described.

  (ix) Any opinions of counsel for the Company previously furnished to the Underwriter remain valid, true, correct and in full force and effect.

   8.08.01. On the Closing Date, the Underwriter shall have received from a CPA firm satisfactory to the Underwriter, a letter, dated the Closing Date, stating that (i) with respect to the Company they are independent public accountants within the meaning of the Act and the published Rules and Regulations; (ii) in their opinion, the financial statements and supporting schedules examined by them of the Company at all dates and for all periods referred to in their opinion and included in the Registration Statement and Prospectus comply as to the form in all material respects with the applicable requirements of the Act and the published Rules and Regulations; (iii) on the basis of certain indicated procedures (but not an examination in accordance with generally accepted auditing principles), including examinations of the debt instruments, if any, of the Company set forth under "Capitalization" in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, whether or not appearing in the Prospectus, inquiries of the officers of the Company or other persons responsible for its financial and accounting matters and a reading of the minute books of the Company, nothing has come to their attention which would cause them to believe that during the period from the last audited balance sheet included in the Registration Statement to a specified date not more than five days prior to the date of such letter (a) there has been any change in the capital stock or other securities of the Company of any payment or declaration of any dividend or the securities of the Company of any payment or declaration of any dividend or other distribution in respect thereof or exchange therefore from that shown in its audited balance sheets or in the debt of the Company from that shown in its audited balance sheets or in the debt of the Company from that shown or contemplated under "Capitalization" in the Registration Statement or Prospectus (other than as set forth in or contemplated by the Registration Statement or Prospectus); (b) there have been any decreases in net current assets or net assets as compared with amounts shown in the last audited balance sheet included in the Prospectus; (c) there were any decreases, as compared with amounts shown in the last audited balance sheet, in net sales or in the total or per share amounts of net income, except in all instances for changes disclosed in or contemplated in or contemplated by the Registration Statement and Prospectus; (d) the outcome of no future events which may be referred to in their opinion included in the Registration Statement and Prospectus has been determined, upon which future events the recovery of the Company's assets is dependent; and (e) on the basis of their indicated procedures and discussions referred to in clause
(iii) above, nothing has come to their attention which, in their judgment, would cause them to believe or indicate that any such change or decrease has occurred, except in all instances for changes or decreases that the Registration Statement and prospectus disclosed as either having occurred or as expected to occur.

XX, 1997
Page 15


   8.08.02. The Underwriter shall be furnished without charge, in addition to the original signed copies, such number of signed or photostatic or conformed copies of such letters as the Underwriter shall reasonably request.

   8.08. The Company shall have furnished to the Underwriter a certificate of the President and the Treasurer of the Company, dated as of the Closing Date, to the effect that:

   (i) The representations and warranties of the Company in this Agreement are true and correct at and as of the Closing Date, and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

  (ii) The Registration Statement has become effective and no order suspending the effectiveness of the Registration
         Statement has been issued and to the best of the knowledge of the respective signers, no proceeding for that purpose has been initiated or is threatened by the Commission.

 (iii) The respective signers have each carefully examined the Registration Statement and Prospectus and any amendments and supplements thereto and to the best of their knowledge the Registration Statement and the Prospectus and any amendments and supplements thereto contain all statements required to be stated and correct, and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amended or a supplemented Prospectus which has not been so set forth.

  (iv) Except as set forth in the Registration Statement and Prospectus, since the respective dates as of which information is given in the Registration Statements and Prospectus and prior to the date of such certificate, (A) there has not been any substantially adverse change, financial or otherwise, in the affairs or condition of the Company, and (B) the Company has not incurred any liabilities, direct or contingent, or entered into any transaction, otherwise than in the ordinary course of business.

   (v) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, no dividends or distributions whatever have been declared and/or paid on or with respect to the common stock of the Company.

   8.10. All of the Stock being offered by the Company purchased from the Company shall be tendered for delivery in accordance with the terms and provisions of this Agreement.

   8.11. The Stock shall be qualified and the Blue Sky Memorandum and opinion provided as provided in Section 6.04 of this Agreement, and each qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date.

   8.12. All opinions, letters, certificates, and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions thereof only if they are in form and substance satisfactory to counsel to the Underwriter, whose approval shall not be unreasonably withheld.

XX, 1997
Page 16


   8.13. The Company shall also supply such other good standing, tax, incumbency and other certificates as the Underwriter shall reasonably request.

   8.14. Any certificate signed by an officer of the Company and delivered to the Underwriter or to counsel for the Underwriter will be deemed a representation and warranty by the Company to the Underwriter as to the statements made therein.

                             SECTION 9
                            Termination

   9.01. This Agreement may be terminated by the Underwriter by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions, or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled (including but not limited to those specified in Sections 2, 3, 5, 6 and 9 hereof) within the respective times herein provided, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Underwriter in writing.

   9.02. This Agreement may be terminated by the Underwriter by notice to the Company at any time if, in the sole judgment of the Underwriter, solicitation for sale of, payment for and/or delivery of the Stock is rendered impracticable or inadvisable because (i) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon the trading in securities generally, or trading in securities generally on any established stock exchange or over the counter markets shall have been suspended, or a general moratorium shall have been established by federal or state authorities, or (ii) any material adverse change in market conditions, including but not limited to war or other national calamity, shall have occurred, or (iii) the condition of the market (either generally or with reference to the sale of the Stock to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable, or inadvisable in the judgment of the Underwriter to proceed with this Agreement or with the public offering.

   9.03. Except as to the reimbursement of expenses pursuant to Paragraph 3.02 hereof, any termination of this Agreement pursuant to this Section 9 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto. No party shall be liable under this Agreement or for any matter related to the public offering for loss of anticipated profits or consequential damages.

                            SECTION 10
           Underwriter's Representations and Warranties

   The Underwriter represents and warrants to and agrees with the Company that:

   10.01. The Underwriter is registered as a broker-dealer with the Securities and Exchange Commission and is registered as a broker-dealer in the State of North Dakota and is a member in good standing of the National Association of Securities Dealers, Inc.

   10.02. There is not now pending or, to the knowledge of the Underwriter, threatened against the Underwriter any material action or proceeding of which the Underwriter has been advised, either in any court of competent jurisdiction, before the Securities and Exchange Commission or any state securities commission concerning the Underwriter's activities as a broker or dealer, nor has the Underwriter been named as a "cause" in any material action or proceeding (except as set forth in the Registration Statement or by letter to the Company from the Underwriter).

XX, 1997
Page 17

                            SECTION 11
                             Notice

   Except as otherwise expressly provided in this Agreement:

   11.01. Whenever Notice is required by the provisions of this Agreement to be given to the Company, such notice shall be in writing addressed to the Company as follows:

                                    ND Holdings, Inc.
                                    1 North Main
                                    Minot, ND 58701

   with a copy to:

                                    Gordon Dihle, Esq.
                                    1720 S. Bellaire Street, Suite 108
                                    Denver, Colorado 80222

11.2 Whenever notice is required by the provisions of this Agreement to be given to the Underwriter, such notice shall be given in writing addressed to the Underwriter at the address set out at the beginning of this Agreement.

                                    Bradley Wells, President
                                    Financial Advantage Brokerage Services, Inc.
                                    17 South Main (PO BOX 1934)
                                    Minot, ND 58702


                            SECTION 12
                           Miscellaneous

   12.01. Benefit. This Agreement is made solely for the benefit of the Underwriter, the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Stock.

   12.02. Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company or its officers as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and the Underwriter contained in Section 7 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Underwriter or any such officer or director thereof or any controlling person of the Company or of the Underwriter, (ii) delivery of or payment for Stock, or (iii) the Closing, and any successor of the Company and the Underwriter or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefit thereof.

   12.03. Governing Law and Venue. The validity, interpretation and construction of this Agreement and of each part hereof will be governed by the laws of the State of North Dakota. Any action arising from or related to this Agreement or the Public Offering of the stock shall be venued only in the District Court in and for the County of Ward, State of North Dakota, or the United States District Court for the District of North Dakota.

XX, 1997
Page 18

   12.04. Underwriter's Information. The statements with respect to the public offering of the Stock on the cover page of the Prospectus and under the caption "Underwriting" in the Prospectus constitute the written information furnished by or on behalf of the Underwriter referred to in subsection 2.02 hereof.

   12.05. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

   Please confirm that the foregoing correctly sets forth the Agreement between you and the Company.

                                    Very truly yours,

                                    ND HOLDINGS, INC.

                                    __________________________________
                                    Robert Walstad, President

   We hereby confirm as of the date hereof that the above letter sets forth the agreement between the Company and us:

                                    FINANCIAL ADVANTAGE BROKERAGE SERVICES, INC.

                                    By:_______________________________
                                       Bradley Wells, President